EXHIBIT 99.1

MultiPlan Announces Executive Leadership Transitions

NEW YORK, NY (August 5, 2021) – MultiPlan Corporation (NYSE:MPLN) (“MultiPlan” or the “Company”), a leading value-added provider of data analytics and technology-enabled end-to-end cost management solutions to the U.S. healthcare industry, today announced that long-time MultiPlan executive Dale White, currently President of Payor Markets, has been promoted to President and Chief Operating Officer.

“I am pleased to announce Dale White’s promotion to COO,” said CEO Mark Tabak. “As demonstrated by our strong Q2 2021 results and by our decision to raise guidance for FY 2021, MultiPlan’s business momentum has continued. Dale has been a driving force of that momentum and of the Company’s growth, through his exceptional leadership and relentless commitment to serving our customers.”

Mr. White’s promotion to President and COO is part of an orderly succession by which the Board of Directors plans to promote him to Chief Executive Officer in early 2022. Mr. Tabak continued, “Dale has been groomed for several years to lead MultiPlan. Since he joined the Company in 2004, Dale has ascended to increasingly expansive leadership roles that cut across every facet of MultiPlan’s business. His promotion to President and COO is a natural progression that reflects his outstanding track record of execution, his expansive knowledge of our business, his deep relationships with our customers, and the high esteem he has earned among MultiPlan’s 2,200 colleagues.”

Upon Mr. White’s elevation to CEO in early 2022, Mr. Tabak will remain actively engaged in the Company as Chairman of the Board, driving strategy, organic growth and M&A initiatives for the Company. “I will be working closely with Dale in the coming months to ensure a smooth transition, and as MultiPlan’s Chairman, I will continue to be involved in steering the strategy and growth of the Company,” said Mr. Tabak. “Our long-time focus on leadership development and expansion of our management team means MultiPlan is well positioned to continue its momentum."

Mr. White added, “Stability, continuity and expansion of leadership has long been a priority for MultiPlan. That has continued over the last year, as we have supplemented our management talent to meet our expanding needs as a public company, with hires to enhance oversight of accounting, financial controls and investor relations. We have also added senior talent in product development and sales leadership to boost our go-to-market-strategy and execution. And as recently announced, we have hired a new Chief Information Security Officer to manage the increasing risks of operating in a digital world. I am honored to lead such a talented group of senior leaders and colleagues.”

MultiPlan further announced that David Redmond, Executive Vice President and Chief Financial Officer, is planning to retire at the end of the year, after more than a decade in the post. The Company is actively conducting a nationwide search for a new CFO and is confident in its ability to execute on its succession plan, with Mr. Redmond’s assistance in the transition and given the aforementioned additions and enhancements to the Company’s finance staff and function.

Forward-Looking Statements
This press release includes statements that express our and our subsidiaries’ opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements”. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release, including the discussion of the Company’s succession plans and guidance for full year 2021 results, and these forward-looking statements reflect management’s expectations regarding our future growth, results of operations, operational and financial performance and business prospects and opportunities. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including: the impact from the COVID-19 pandemic and its related effects on our projected results of operations, financial performance or other financial metrics; loss of our customers, particularly our largest customers; decreases in our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team; pressure to limit access to preferred provider networks; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to identify, complete and successfully integrate acquisitions; changes in our industry; interruptions or security breaches of our information technology systems; our ability to protect proprietary applications; our inability to expand our network infrastructure; our ability to remediate any material weakness or maintain effective internal controls over financial reporting; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to pay interest and principal on our notes and other indebtedness; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; other factors disclosed in our Securities and Exchange Commission (“SEC”) filings; and other factors beyond our control.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and potential effects on our business. There can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by us. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

About MultiPlan
MultiPlan is committed to helping healthcare payors manage the cost of care, improve their competitiveness and inspire positive change. Leveraging sophisticated technology, data analytics and a team rich with industry experience, MultiPlan interprets clients' needs and customizes innovative solutions that combine its payment and revenue integrity, network-based and analytics-based services. MultiPlan is a trusted partner to over 700 healthcare payors in the commercial health, government and property and casualty markets. For more information, visit www.multiplan.com.

Contacts

Investor Relations
Luke Montgomery, CFA
SVP, Finance & Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Shawna Gasik
AVP, Investor Relations
MultiPlan
866-909-7427
investor@multiplan.com

Media Relations

Pamela Walker
Senior Director, Marketing & Communication
MultiPlan
781-895-3118
press@multiplan.com
SOURCE MultiPlan Corporation